EXHIBIT 10.12


                              MANAGEMENT AGREEMENT
                              --------------------


     MANAGEMENT AGREEMENT, dated as of January 28, 2000, between The Orlando Predators Entertainment, Inc., a Florida corporation with an office and place of business at 400 West Church Street, Orlando, Fl 32801 (the "Company"), and United Sports Ventures, Inc., an Ohio corporation with an office at 27 West 24th Street, New York, New York 10010 (the "Manager").

                                  INTRODUCTION
                                  ------------

     A. The Manager has available to it certain expertise in the operations and management of professional sports teams and franchises, including certain developed practices, techniques and procedures which have proven successful in the operation of sports franchises in the United States of America.

     B. The Company is a publicly held company whose primary business operations are the operation of the Orlando Predators football team, a member of the Arena Football League.

     C. The Company believes that the application of such expertise, practices, techniques and procedures to its business would be of great value to the Company and would have a materially positive impact on its financial performance and operations.

     D. The Manager is willing to provide such expertise, practices, techniques and procedures to the Company on the terms and conditions contained herein.

     E. The Manager and the Company have ben engaged in discussions and negotiations whereby the parties may enter into a transaction pursuant to which the Manager may be acquired (whether by merger or otherwise) by the Company, and pending such transaction the Company desires to retain the Manager upon the terms provided herein.

                                   ENGAGEMENT
                                   ----------

     1.01. Engagement of the Manager. The Company hereby engages the Manager to provide to the Company management services in connection with the Company's operation of its Orlando Predators football sports franchise and for general management services in the operation of the Company and for such other services as the Company may reasonably ask the Manager to perform in connection with any and all present activities of the Company, and the Manager hereby accepts such engagement.

     1.02. Duties. During the term of this Agreement, the Manager shall perform such management services for the Company as the Manager and the Board of Directors of the Company believe are necessary or desirable to advance the financial and business affairs of the Company. Subject to the control and direction of the Board of Directors of the Company, the Manager shall have complete discretion with respect to the personnel designated to render services hereunder and the time, place and manner of performance, it being expressly understood and agreed that the Manager shall be required to devote to its


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duties hereunder only such time as it may in good faith determine necessary. The
Manager shall have no liability to the Company or any other person or entity for any act or failure to act in connection with such services (except to the extent such act or failure to act resulted from gross negligence or willful bad faith on the part of the Manager). The Company hereby acknowledges that the Manager presently engages, in the operation of other sports franchises and related businesses and agrees that the Manager may continue to engage, directly and indirectly, in such business irrespective of whether any such operations may compete with those of the Company.

     1.03. Term. Unless sooner terminated as provided in Section 3.01 hereof, the term of this Agreement shall be for an initial period of one (1) year commencing on the date hereof (the "Initial Term"), and thereafter shall be automatically renewed for successive one-year periods (each a "Renewal Term"), unless either party shall give written notice to the other party, at least thirty (30:) days prior to the expiration of the Initial Term or current Renewal Term, as the case may be, of its intent to terminate this Agreement on and as of such expiration date. Notwithstanding the foregoing, in the event that the parties enter into a definitive agreement whereby the Manager shall be acquired by, or merge with, the Company, this Agreement shall terminate on the date of closing of such transaction.

     1.04. Appointment of Personnel. The Manager shall make available the following persons who shall be appointed by the Board of Directors of the Company to the offices of the Company as set forth below:

Name                                            Title
----                                            -----
Eric Margenau                          Chief Executive Officer, Director
James Farkas                                    Vice President
MichaelTatoian                                  Vice President
William Shanahan                                Vice President
Howard Cornfield                                Vice President

The Company shall deliver a written copy of resolutions, certified by the Secretary of the Company, of the Board of Directors which resolutions evidence the appointment of the person set forth above to the offices stated above.

     1.05. Relationship of the Parties. The Company and the Manager acknowledge and agree that nothing contained in this Agreement is intended to constitute them as employer/employee, joint venturers or partners, it being their intention that the Manager is an independent contractor.

                                   ARTICLE II
                                  COMPENSATION
                                  ------------

     2.01. Management Fee. As compensation for the management services to be rendered by it hereunder, the Company shall pay the Manager a management fee, payable semi-annually commencing June 30, 2000 in an amount equal to 30% of the



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overhead costs and expenses of the New York offices of the Manager (including, without limitation, (i) salaries, social security, disability, FICA and local payroll taxes, health and welfare benefits and (other compensation, paid to or in respect of employees and other personnel; (ii) rent; (iii) supplies; and (iv) telephone and utilities) (Management Fee"). The Manager shall maintain internal accounting records in good faith and such expenses shall be subject to review by the Board of Directors of the Company. The Management Fee shall be paid by the Company to the Manager within 10 days of the end of each six month period. In the event that the parties consummate a transaction in which the Manager has been acquired by, or merge with, the Company, no Management Fee shall be paid hereunder

     2.02. Reimbursement of Expenses. The Company shall promptly reimburse the Manager for all reasonable direct expenses and disbursements incurred by the Manager in rendering management services hereunder, which reimbursement shall not include any payments made under Section 2.01 above. The Manager shall keep. reasonable records of all such direct expenses and disbursements and shall produce them at the request of the Company.

                                   ARTICLE III
                                   TERMINATION
                                   -----------

     3.01. Notice of Termination. This Agreement may be terminated as follows:

     (a) By either party effective on the date of expiration of the Initial Term or current Renewal Term, as the case may be, as provided in Section 1.03;

     (b) By either party upon 90 days' written notice to the other party if by
(i) June 30, 2000 the parties have not entered into a Definitive Acquisition Agreement or (ii) the closing as described under the Definitive Acquisition Agreement has not occurred by September 30, 2000;

     (c) By the Company upon five (5) days' written notice to the Manager if the Manager has committed an act of gross negligence, willful misconduct, fraud, misappropriation of funds or embezzlement in connection with the performance of its duties hereunder;

     (d) By the Manager upon ten (10) business days' written notice to the Company if the Company shall have failed to pay when due any amounts payable to the Manager hereunder; or

     (e) By the Company in the event that the Manager cannot provide the services of Eric Margenau.

     Any notice of termination given as provided in clause (c) or (d) of this
Section 3.01 shall specifically identify the provision relied upon for termination and shall set forth in reasonable detail the facts and circumstances claimed to provide the basis for such termination. The obligations of the Manager under Section 5.02 shall survive a termination of this Agreement.

     3.02. Compensation. Upon termination of this Agreement, the Manager shall be entitled to receive only the amounts due to it through the date of termination under Sections 2.01 and 2.02 hereof.


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                                   ARTICLE IV
                                 INDEMNIFICATION
                                 ---------------

     4.01. Agreement to Indemnify. The Company shall indemnify and hold harmless the Manager, its successors, assigns and affiliates and the stockholders, directors, officers, employees and agents of each of the foregoing against all loss, liability, damage and expense (including, without limitation, reasonable attorneys' fees and disbursements), directly or indirectly suffered by any such indemnified party (other than as a stockholder of the Company) as a result of, or arising from, any act or failure to act on the part of the Company in connection with the performance of any of its duties hereunder. The Manager shall indemnify and hold harmless the Company, its successors, assigns and affiliates and the stockholders, directors, officers, employees and agents of each of the foregoing against all loss, liability, damage and expense (including, without limitation, reasonable attorneys' fees and disbursements), directly or indirectly suffered by any such indemnified party (other than as a stockholder of the Company) as a result of, or arising from, any act or failure to act on the part of the Manager in connection with the performance of any of its duties hereunder; provided, however, in no event shall the Manager be liable or responsible for any loss or damages in excess of the total Management Fee paid by the Company hereunder.

     4.02. Conditions to Indemnification. If any action, suit, proceeding, claim, liability, demand or assessment shall be asserted against any Indemnified Party in respect of which it proposes to demand indemnification pursuant to this
Article IV, such Indemnified Party shall promptly notify the Company and furnish copies of all pleadings and related correspondence, if any. Subject to rights of or duties to any insurer or other third person having liability therefor, the Company shall have the right promptly after receipt of such notice to assume the control of the defense, compromise or settlement of any such action, suit, proceeding, claim, liability, demand or assessment, including, at the Company's own expense, employment of counsel satisfactory to such Indemnified Party. Notwithstanding the preceding sentence, in any such matter described in the preceding sentence, the Indemnified Party shall have the right to retain its own separate counsel, but the fees and expenses of such counsel shall be at the Indemnified Party's expense unless (a) the Company and the Indemnified Party shall have agreed to the contrary, (b) the Company have failed within a reasonable time to retain counsel satisfactory to the Indemnified Party or (c) the named parties in any such proceeding (including any impleaded parties) include the Company and the Indemnified Party and representation of all such parties by the same counsel could be inappropriate due to actual or potential differing interests between them. In any matter described above where the Indemnified Party has obtained counsel to represent it in addition to counsel obtained by the Company, counsel selected by the Company and counsel selected by the Indemnified Party shall cooperate fully with each other in such matter. Neither the Manager nor the Company shall be liable for any claim settled without its consent, which consent may not be unreasonably withheld.


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                                    ARTICLE V
                                  MISCELLANEOUS
                                  -------------

     5.01. Full Access. The Company shall give the Manager and its authorized representatives full access during the term of this Agreement to all personnel, properties, assets, books, records, contracts and documents of the Company, and shall cooperate fully with the Manager in connection with the performance by the Manager of its duties hereunder. The Manager and its authorized representatives shall also be entitled from time to time to consult and communicate with the independent certified public accountants of the Company as well as, upon prior notice to the Company, lenders and lessors to, suppliers of, and others having business dealings with the Company (and the Company shall promptly authorize all of such persons, in writing, to disclose to the Manager information concerning the Company requested by the Manager).

     5.02. Confidentiality. The Manager agrees to keep confidential any information relating to the Company of a confidential nature and not generally known to the sports franchise operations industry (including without limitation, trade secrets and information relating to the operations or financial condition of the Company) disclosed to the Manager by the Company or its representatives, except that the Manager shall be entitled to disclose any such information (i) to its attorneys, accountants and banking representatives and (ii) to the extent required by law or by order of any court or governmental agency.

     5.03. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Company and the Manager and their respective: successors and assigns; provided, however, that neither party may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other party.

     5.04. Notices. Any notice required or permitted to be given under this Agreement to either party, shall be sufficient if in writing and if personally delivered or if sent by registered or certified mail, postage prepaid, return receipt requested, to the address of such party hereinabove set forth, or to such other address as such party may hereafter designate by a notice given to the other party in the manner provided in this Section 5.04.

     5.05. Waiver. A waiver by a party hereto of a breach of any term, covenant or condition of this Agreement by the other party hereto shall not operate or be construed as a waiver of any other or subsequent breach by such other party of the same or any other term, covenant or condition hereof.

     5.06. Entire Agreement; Amendments. This Agreement is intended by the parties hereto as a final expression of their agreement and understanding and exclusive statement of the terms thereof and supersedes any and all prior and contemporaneous agreements and understandings relating thereto. The Company and the Manager acknowledge and agree that neither party, nor any attorney or agent for either party, has made any promise, representation or warranty whatsoever not contained herein concerning the subject matter hereof to induce the other party to execute this Agreement. No waiver, modification, change or amendment of any of the provisions of this Agreement shall be valid, unless in writing and signed by the party against whom such claimed waiver, modification, change or amendment is sought to be enforced; provided, however, that no such waiver, modification, change or amendment shall be effective unless it is approved by a majority of the directors of the Company who are not affiliated with the Manager.

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     5.07. Authority. Each of the Company and the Manager represents and warrants to the other that it has the power, authority and right to enter into this Agreement and to carry out and perform the terms, covenants and conditions hereof.

     5.08. Applicable Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York, without giving effect to principles relating to conflicts of law. Each party hereby submits to the jurisdiction of the courts of the State of Florida and New York and agrees that all suits or proceedings shall be brought in solely in such courts. Each party hereby waives all defenses of forum non conveniens.

     5.09. Severability. In the event that any of the provisions of this Agreement, or any portion thereof, shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions hereof shall not be affected or impaired, but shall remain in full force and effect.

     5.10. Titles. The titles of the Articles and Sections of this Agreement are inserted merely for convenience and ease of reference and shall not affect or modify the meaning of any of the terms, covenants or conditions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    THE ORLANDO PREDATORS ENTERTAINMENT, INC
                                            (Company)


                                    By: /s/  Richard Corley
                                        ----------------------------------------
                                            Name:   Richard Corley
                                            Title:  Director


                                    UNITED SPORTS VENTURES, INC.
                                    (Manager)


                                    By:  /s/  Eric Margenau
                                        ----------------------------------------
                                            Name:   Eric Margenau
                                            Title:  President



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